                                                                Exhibit 31.1

CERTIFICATIONS

         I, John C. Allen, certify that:

         1.       I have reviewed  this amended  annual report on Form 10-K/A of
                  Energy West, Incorporated;

         2.       Based on my  knowledge,  this amended  annual  report does not contain  any untrue  statement  of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances under which such statements were made,  not  misleading  with respect to the period  covered by this amended annual report;

         3.       Based on my  knowledge,  the financial  statements,  and other financial  information  included in this amended annual report
                  fairly   present  in  all  material   respects  the  financial
                  condition,  results  of  operations  and  cash  flows  of  the registrant  as of,  and for,  the  periods  presented  in this amended annual report;

         4.       The  registrant's   other   certifying   officers  and  I  are
                  responsible  for  establishing   and  maintaining   disclosure
                  controls  and  procedures  (as defined in  Exchange  Act Rules
                  13a-15(e) and 15d-15(e) for the registrant and we have:

                  a)       designed such disclosure controls and procedures,  or
                           caused such disclosure  controls and procedures to be
                           designed  under  our  supervision,   to  ensure  that
                           material  information  relating  to  the  registrant,
                           including  its  consolidated  subsidiaries,  is  made
                           known  to  us  by  others   within  those   entities,
                           particularly  during the period in which this amended
                           annual report is being prepared;

                  b)       evaluated  the   effectiveness  of  the  registrant's
                           disclosure  controls and  procedures and presented in
                           this amended annual report our conclusions  about the
                           effectiveness   of  the   disclosure   controls   and
                           procedures,  as at the end of the  period  covered by
                           this amended annual report based on such  evaluation;
                           and

                  c)       disclosed   in  this   report   any   change  in  the
                           registrant's    internal   control   over   financial
                           reporting that occurred during the registrant's  most
                           recent fiscal quarter (the registrant's fourth fiscal
                           quarter  in the case of an  annual  report)  that has
                           materially  affected,  or  is  reasonably  likely  to
                           materially affect, the registrant's  internal control
                           over financial reporting; and

         5.       The  registrant's   other   certifying   officer  and  I  have
                  disclosed,  based on our most  recent  evaluation  of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors
                  (or persons performing the equivalent function):

                  a)       all significant  deficiencies and material weaknesses
                           in the design or operation  of internal  control over
                           financial  reporting  which are reasonably  likely to
                           adversely affect the registrant's  ability to record,
                           process,  summarize and report financial information;
                           and

                  b)       any fraud,  whether or not  material,  that  involves
                           management or other  employees who have a significant
                           role  in  the  registrant's  internal  controls  over
                           financial reporting.

Date: October 20, 2003             /s/ John C. Allen
                                   --------------------------------------------
                                   John C. Allen
                                   Interim President and Chief Executive Officer
                                   (principal executive officer)